Exhibit 99.1

Exela Technologies Acquires Asterion International to Expand in Europe

IRVING, Texas, Apr. 10, 2018 — Exela Technologies, Inc. (“Exela”) (NASDAQ: XELA), one of the largest global providers of platforms for business process automation (“BPA”), announced today that it had completed the acquisition of Asterion International Group (“Asterion”), a well-established provider of technology driven business process outsourcing, document management and digital data processing across Europe. The acquisition expands Exela’s European business to over $200 million in annual revenue and will enable Asterion’s customers to access Exela’s full suite of BPA solutions. Exela does not intend to disclose financial terms of the transaction.

Asterion currently serves over 250 key customers in Europe from 13 operating locations and 30 customer sites.   The acquisition, which comes with minimal customer overlap, is also highly complementary to the business of Exela’s document-management focused subsidiary, Exela Enterprise Solutions, Inc. (formerly known as Novitex Enterprise Solutions), which provides a similar set of solutions to customers in North America.

“With this acquisition we are poised to enhance Asterion’s current customer offering with our BPA solutions, including front, middle and back office automation,” said Ron Cogburn, CEO of Exela Technologies. “In addition, this acquisition is an exciting opportunity for us to address the needs of our multinational customers that are looking for a partner that can service them globally.”

“We’re excited about joining the Exela team and share Exela’s vision for our industry,” said Carsten Lind, CEO of Asterion. “By combining our capabilities, Exela will deliver even more value to our customers through a broader range of technology enabled solutions.”

About Exela

Embracing complexity. Delivering simplicity. Exela is a global business process automation leader combining industry-specific and industry-agnostic enterprise software and solutions with decades of experience. Our BPA suite of solutions are deployed across banking, healthcare, insurance and other industries to support mission-critical environments. Exela is a leader in workflow automation, attended and unattended cognitive automation, digital mailrooms, print communications, and payment processing with deployments across the globe.

Exela partners with customers to improve user experience and quality through operational efficiency. Exela serves over 3,500 customers across more than 50 countries, through a secure, cloud-enabled global delivery model. We are 22,000 employees strong at nearly 1,100 onsite customer facilities and more than 150 delivery centers located throughout the Americas, Europe and Asia. Our customer list includes 60% of the Fortune® 100, along with many of the world’s largest retail chains, banks, law firms, healthcare insurance payers and providers and telecom companies. Find out more at www.exelatech.com

About Asterion

Asterion provides document management and business process outsourcing services enabling automation of front and back-office processes. Asterion’s service portfolio spans accounts payables, e-Invoicing, customer communication management and automated customer upsell and retention management. From its European footprint Asterion serves over 250 key customers across a range of industries, many of which are global Fortune® 500 companies. Find out more at http://www.asterion-int.com/en/

Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the estimated or anticipated future results and benefits of the July 2017 business combination of Exela Technologies, Inc., SourceHOV Holdings, Inc., and Novitex Holdings, Inc. (including its related transactions, the “Business Combination”), future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Exela’s businesses, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Exela operates and general financial, economic, regulatory and political conditions affecting the industries in which Exela operates; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay or difficulty in integrating the businesses of SourceHOV and Novitex or the inability to realize the expected amount and timing of cost savings and operating synergies of the Business Combination; and those factors discussed under the heading “Risk Factors” in Exela’s Annual Report on Form 10-K filed with the SEC. In addition, forward-looking statements provide Exela’s expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela’s assessments to change. These forward-looking statements should not be relied upon as representing Exela’s assessments as of any date subsequent to the date of this press release.